UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C.  20549

                               FORM 8-K

               Current Report Under Section 13 or 15(d)
                of the Securities Exchange Act of 1934

    Date of Report (Date of earliest event reported) August 14,2003

                    Commission File Number 0-13433

                           MILTOPE GROUP INC.
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        (Exact Name of Registrant as Specified in its Charter)



            Delaware                               11-2693062
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(State or other jurisdiction                  (I.R.S. Employer
of incorporation or organization)             Identification No.)



3800 Richardson Road South
    Hope Hull, AL                                     36043
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    (Address of principal                          (Zip Code)
     executive offices)


   Registrant's telephone number, including area code (334) 284-8665

                            Not Applicable
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Former name, former address and former fiscal year, if changed since last report

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
Item  7  -  Financial Statements, Pro Forma Financial  Information  and
Exhibits

       (c) Exhibits

       Filed herewith is the following:

           99.1 Press Release Dated August 14, 2003


Item 12 - Results of Operations and Financial Condition.

           On August 14, 2003, Miltope Group, Inc. issued a press release announcing its financial results for the second quarter of fiscal 2003. A copy of Miltope Group's press release is furnished with this report as Exhibit 99.1, and is incorporated herein by reference.

          The information in this report is being furnished, not filed, for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and pursuant to Item 12 of Form 8-K will not be incorporated by reference into any filing under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.



                           SIGNATURES
                           ----------


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                   MILTOPE GROUP INC.




                                  By: /s/ Tom B. Dake
                                     ------------------------------------
                                     Tom B. Dake,
                                     Vice President Finance and Chief
                                     Financial Officer
                                     (Principal Accounting Officer)


Dated:  August 22, 2003